                                                                    EXHIBIT 10.8

                           IMPAC MEDICAL SYSTEMS, INC.

                        2002 EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                              Page
SECTION 1.    PURPOSE ........................................................  1

SECTION 2.    DEFINITIONS ....................................................  1

          (a)      "1934 Act" ................................................  1
          (b)      "Board" ...................................................  1
          (c)      "Code" ....................................................  1
          (d)      "Committee" ...............................................  1
          (e)      "Common Stock" ............................................  1
          (f)      "Company" .................................................  1
          (g)      "Compensation" ............................................  1
          (h)      "Eligible Employee" .......................................  1
          (i)      "Employee" ................................................  2
          (j)      "Employer" or "Employers" .................................  2
          (k)      "Enrollment Date" .........................................  2
          (l)      "Grant Date" ..............................................  2
          (m)      "Initial Public Offering Date" ............................  2
          (n)      "Parent" ..................................................  2
          (o)      "Participant" .............................................  2
          (p)      "Plan" ....................................................  2
          (q)      "Purchase Date" ...........................................  2
          (r)      "Subsidiary" ..............................................  2

SECTION 3.    SHARES SUBJECT TO THE PLAN .....................................  2

          (a)      Number Available. .........................................  2
          (b)      Adjustments. ..............................................  3

SECTION 4.    ENROLLMENT .....................................................  3

          (a)      Participation. ............................................  3
          (b)      Payroll Withholding. ......................................  3

SECTION 5.    OPTIONS TO PURCHASE COMMON STOCK ...............................  4

          (a)      Grant of Option. ..........................................  4
          (b)      Duration of Option. .......................................  4
          (c)      Number of Shares Subject to Option. .......................  4
          (d)      Other Terms and Conditions. ...............................  4

SECTION 6.    PURCHASE OF SHARES .............................................  4

          (a)      Exercise of Option. .......................................  4
          (b)      Delivery of Shares. .......................................  5
          (c)      Exhaustion of Shares. .....................................  5

SECTION 7.    WITHDRAWAL .....................................................  5

SECTION 8.    CESSATION OF PARTICIPATION .....................................  5

                               TABLE OF CONTENTS
                                   (continued)

                                                                              Page
SECTION 9.     DESIGNATION OF BENEFICIARY ...................................   6

           (a)      Designation .............................................   6
           (b)      Changes .................................................   6
           (c)      Failed Designations .....................................   6

SECTION 10.    ADMINISTRATION ...............................................   6

           (a)      Plan Administrator ......................................   6
           (b)      Actions by Committee ....................................   6
           (c)      Powers of Committee .....................................   6
           (d)      Decisions of Committee ..................................   7
           (e)      Administrative Expenses .................................   7
           (f)      Eligibility to Participate ..............................   7
           (g)      Indemnification. ........................................   8

SECTION 11.    AMENDMENT, TERMINATION, AND DURATION .........................   8

           (a)      Amendment, Suspension, or Termination ...................   8
           (b)      Duration of the Plan ....................................   8

SECTION 12.    GENERAL PROVISIONS ...........................................   8

           (a)      Participation by Subsidiaries ...........................   8
           (b)      Inalienability ..........................................   8
           (c)      Severability ............................................   8
           (d)      Requirements of Law .....................................   9
           (e)      Compliance with Rule 16b-3 ..............................   9
           (f)      No Enlargement of Employment Rights .....................   9
           (g)      Apportionment of Costs and Duties .......................   9
           (h)      Construction and Applicable Law .........................   9
           (i)      Captions ................................................   9

SECTION 13.    EXECUTION ....................................................  10

                                      -II-

                           IMPAC MEDICAL SYSTEMS, INC.
                        2002 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

         IMPAC Medical Systems, Inc. hereby establishes the IMPAC Medical Systems, Inc. 2002 Employee Stock Purchase Plan, effective as of the Initial Public Offering Date, in order to provide eligible employees with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under section 423(b) of the Code.

SECTION 2. DEFINITIONS

         (a) "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         (d) "Committee" shall mean the committee appointed by the Board to administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Plan shall be administered by the Compensation Committee of the Board.

         (e) "Common Stock" means the common stock of the Company.

         (f) "Company" means IMPAC Medical Systems, Inc., a Delaware corporation.

         (g) "Compensation" means a Participant's regular wages. The Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

         (h) "Eligible Employee" means every Employee of an Employer, except (i) any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary or Parent of the Company (including stock attributed to such Employee pursuant to section 424(d) of the Code), or (ii) as provided in the following sentence.

         The Committee, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (A) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (B) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Committee in its discretion), or (C) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion).

         (i) "Employee" means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         (j) "Employer" or "Employers" means any one or all of the Company, and those Subsidiaries or Parent which, with the consent of the Board, have adopted the Plan.

         (k) "Enrollment Date" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

         (l) "Grant Date" means any date on which a Participant is granted an option under the Plan.

         (m) "Initial Public Offering Date" means the date of the final prospectus for the initial public offering of the Common Stock.

         (n) "Parent" means a "parent corporation" whether now or hereafter existing, as defined in section 424(e) of the Code.

         (o) "Participant" means an Eligible Employee who (i) has become a Participant in the Plan pursuant to Section 4(a) and (ii) has not ceased to be a Participant pursuant to Section 8 or Section 9.

         (p) "Plan" means the IMPAC Medical Systems, Inc. 2002 Employee Stock Purchase Plan, as set forth in this instrument and as hereafter amended from time to time.

         (q) "Purchase Date" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

         (r) "Subsidiary" means a "subsidiary corporation" whether now or hereafter existing, as defined in section 424(f) of the Code.

SECTION 3. SHARES SUBJECT TO THE PLAN

         (a) Number Available. A maximum of 750,000 shares of Common Stock shall
             ----------------
         be available for issuance pursuant to the Plan. Beginning with the first fiscal year of the Company beginning after the effective date of the Plan, on the first day of each fiscal year of the Company, Shares will be added to the Plan equal to the lesser of (i) 3% of the outstanding Shares on the last day of the prior fiscal year, or (ii) such lesser amount as determined by the Board. Shares sold under the Plan may be newly issued shares or treasury shares.

         (b) Adjustments. In the event of any reorganization, recapitalization,
             -----------
         stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan. Notwithstanding the foregoing, no adjustment shall be made with respect to any stock split occurring prior to the Initial Public Offering Date.

SECTION 4. ENROLLMENT

         (a) Participation. Each Eligible Employee may elect to become a
             -------------
         Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires. Any Participant whose option has not expired and who has not withdrawn from the Plan automatically will be deemed to be un-enrolled from the Participant's current option and be enrolled as of a subsequent Enrollment Date if the price per Share on such subsequent Enrollment Date is lower than the price per Share on the Enrollment Date relating to the Participant's current option.

         (b) Payroll Withholding. On his or her enrollment form, each
             -------------------
         Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 10% (or such lesser, or greater, percentage that the Committee may establish from time to time for all options to be granted on any Enrollment Date). A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures (including, but not limited to, limitations on the frequency of such changes) as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.

SECTION 5.  OPTIONS TO PURCHASE COMMON STOCK

     (a)    Grant of Option. On each Enrollment Date on which the Participant
            ---------------
     enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

     (b)    Duration of Option. Each option granted under the Plan shall expire
            ------------------
     upon the conclusion of the option's offering period which will end on the earliest to occur of (i) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option, (ii) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (iii) the date on which the Participant ceases to be such for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (ii) in the preceding sentence shall mean the period from the applicable Enrollment Date through the last business day prior to the immediately following Enrollment Date.

     (c)    Number of Shares Subject to Option. The number of shares available
            ----------------------------------
     for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     (d)    Other Terms and Conditions.  Each option shall be subject to the
            --------------------------
     following additional terms and conditions:

                    (1) payment for shares purchased under the option shall be made only through payroll withholding under Section 4(b);

                    (2) purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6(b);

                    (3) the price per share under the option will be determined as provided in Section 6(a); and

                    (4) the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

SECTION 6.  PURCHASE OF SHARES

     (a)    Exercise of Option. Subject to Section 6(b), on each Purchase Date,
            ------------------
     the funds then credited to each Participant's account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the Participant's account for the purchase of shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

                       (i) the closing price per Share on the NASDAQ National Market on the business day preceding the Grant Date for such option; or

                       (ii) the closing price per Share on the NASDAQ National Market on the Purchase Date;

         provided, however, that with respect to any Grant Date under the Plan that coincides with the Initial Public Offering Date, the price in clause (i) above shall be the price per Share at which shares of Common Stock are initially offered for sale to the public by the Company's underwriters in such offering.

         (b) Delivery of Shares. As directed by the Committee in its sole
             ------------------
         discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

         (c) Exhaustion of Shares. If at any time the shares available under the
             --------------------
         Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be "bottom up," with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).

SECTION 7.   WITHDRAWAL

         A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon).

SECTION 8.   CESSATION OF PARTICIPATION

         A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 7.

SECTION 9.  DESIGNATION OF BENEFICIARY

     (a)    Designation. Each Participant may, pursuant to such uniform and
            -----------
     nondiscriminatory procedures as the Committee may specify from time to time, designate one or more Beneficiaries to receive any amounts credited to the Participant's account at the time of his or her death. Notwithstanding any contrary provision of this Section 9, Sections 9(a) and 9(b) shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of Beneficiaries.

     (b)    Changes. A Participant may designate different Beneficiaries (or may
            -------
     revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

     (c)    Failed Designations.  If a Participant dies without having
            -------------------
     effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant's Account shall be payable to his or her estate.

SECTION 10.         ADMINISTRATION

     (a)    Plan Administrator. The Plan shall be administered by the Committee.
            ------------------
     The Committee shall have the authority to control and manage the operation and administration of the Plan.

     (b)    Actions by Committee. Each decision of a majority of the members of
            --------------------
     the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

     (c)    Powers of Committee. The Committee shall have all powers and
            -------------------
     discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

                   (i) To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

                   (ii) To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

                     (iii) To cause an account or accounts to be maintained for each Participant;

                     (iv) To determine the time or times when, and the number of shares for which, options shall be granted;

                     (v) To establish and revise an accounting method or formula for the Plan;

                     (vi) To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

                     (vii) To determine the status and rights of Participants and their Beneficiaries or estates;

                     (viii) To employ such brokers, counsel, agents and
            advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

                     (ix) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

                     (x) To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States;

                     (xi) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

     (d)    Decisions of Committee. All actions, interpretations, and decisions
            ----------------------
     of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

     (e)    Administrative Expenses. All expenses incurred in the administration
            -----------------------
     of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

     (f)    Eligibility to Participate. No member of the Committee who is also
            --------------------------
     an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

     (g)  Indemnification. Each of the Employers shall, and hereby does,
          ---------------
     indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

SECTION 11.    AMENDMENT, TERMINATION, AND DURATION

     (a)  Amendment, Suspension, or Termination. The Board, in its sole
          -------------------------------------
     discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

     (b)  Duration of the Plan. The Plan shall commence on the date specified
          --------------------
     herein, and subject to Section 11(a) (regarding the Board's right to amend or terminate the Plan), shall remain until December 31, 2012.

SECTION 12.    GENERAL PROVISIONS

     (a)  Participation by Subsidiaries. One or more Subsidiaries of the Company
          -----------------------------
     may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (i) to the Board to amend the Plan, and (ii) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

     (b)  Inalienability. In no event may either a Participant, a former
          --------------
     Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order.

     (c)  Severability. In the event any provision of the Plan shall be held
          ------------
     illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (d)  Requirements of Law. The granting of options and the issuance of
          -------------------
     shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

     (e)  Compliance with Rule 16b-3. Any transactions under this Plan with
          --------------------------
     respect to officers (as defined in Rule 16a-1 promulgated under the 1934
     Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

     (f)  No Enlargement of Employment Rights. Neither the establishment or
          -----------------------------------
     maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

     (g)  Apportionment of Costs and Duties. All acts required of the Employers
          ---------------------------------
     under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

     (h)  Construction and Applicable Law. The Plan is intended to qualify as
          -------------------------------
     an "employee stock purchase plan" within the meaning of section 423(b) of the Code. Any provision of the Plan which is inconsistent with section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of section 423(b) of the Code. The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California's conflict of laws provisions).

     (i)  Captions. The captions contained in and the table of contents prefixed
          --------
     to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

SECTION 13.    EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                        IMPAC Medical Systems, Inc.


                                        By _________________________________

                                        Title ______________________________